Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated May 28, 2014 to the

Blackstone Alternative Multi-Manager Fund

Prospectus and Statement of Additional Information,

each dated July 16, 2013, as revised July 31, 2013

Addition of Sub-Adviser

Pursuant to action taken by the Board of Trustees, Waterfall Asset Management, LLC (“Waterfall”) will serve as a sub-adviser to the Fund.

Effective June 1, 2014, the Fund’s Prospectus and Statement of Additional Information are revised as follows:

The lists of sub-advisers to the Fund in the “Principal Investment Strategies” section on page 4 of the Prospectus, “Management of the Fund” section on page 11 of the Prospectus, and “More on the Fund’s Investment Strategies, Investments, and Risks—Investment Strategy” section on page 12 of the Prospectus are revised to include Waterfall and, as applicable, its corresponding strategy:

Waterfall Asset Management, LLC – Fundamental Strategies

The following disclosure is added to the section “More on Fund Management—Adviser and Sub-Advisers—Sub-Advisers” on page 27 of the Prospectus:

•	Waterfall Asset Management, LLC (“Waterfall”), located at 1140 Avenue of the Americas, New York, NY 10036, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Fundamental Strategy. Founded in 2005, Waterfall had approximately $3.1 billion in assets under management as of April 1, 2014.

The following disclosure is added to the section “Investment Management and Other Services—The Sub-Advisers” on pages 53-54 of the Statement of Additional Information:

Waterfall Asset Management, LLC. The principal owners of Waterfall Asset Management, LLC are Thomas Capasse, Jack Ross and Dyal Capital Partners (A), LP.